Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 16, 2002, which is incorporated by reference in Registration Statement No. 333-84560 of UnionBanCal Corporation on Form S-4 and appears in the Annual Report on Form 10-K of UnionBanCal Corporation for the year ended December 31, 2001.


                                    /s/ DELOITTE & TOUCHE LLP
                                    ----------------------------
                                        Deloitte & Touche LLP


San Francisco, California
May 8, 2002